Exhibit 10.1

Execution Version

COMMITMENT INCREASE AGREEMENT AND SIXTH AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS COMMITMENT INCREASE AGREEMENT AND SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) is dated as of April 9, 2019, by and among Ensco plc, an English public limited company (the “Parent”), Pride International LLC, a Delaware limited liability company and indirect wholly-owned Subsidiary of the Parent (collectively, the “Borrowers”), the Guarantors, the Banks party hereto, the Affected Banks, Citibank, N.A., as administrative agent (the “Administrative Agent”), and the Issuing Banks.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Issuing Banks are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 7, 2013 (as amended by the First Amendment dated as of September 30, 2014, the Second Amendment dated as of March 9, 2015, the Third Amendment dated as of July 1, 2016, the Extension Agreement dated as of October 4, 2016, the Fourth Amendment dated as of December 15, 2016, and the Commitment Agreement and Fifth Amendment dated as of October 3, 2017 and effective as of October 6, 2017, and as the same may be further amended, restated, increased and extended, the “Credit Agreement”; capitalized terms used herein that are not defined herein and are defined in the Credit Agreement are used herein as defined in the Credit Agreement);

WHEREAS, the Borrowers intend to, pursuant to Section 2.19 of the Credit Agreement and subject to the terms and conditions thereof, increase the aggregate Commitments by an aggregate amount equal to $337,928,571.40 by (a) adding each of Citicorp North America, Inc., Barclays Bank plc, and M&T Bank as a Bank under the Credit Agreement (each, a “New Bank”, and, collectively, the “New Banks”) and (b) requesting that certain existing Banks (each an “Increasing Bank”, and collectively, the “Increasing Banks” and, together with the New Banks, the “Affected Banks”) increase their respective Commitments as described in Section 1(a) and Section 1(b) hereof, such that after giving effect to the increase of the aggregate Commitments as set forth in clauses (a) and (b) above, the amounts of the Commitments of the existing Banks and each New Bank shall be as set forth on the Commitment Schedule attached as Annex I-A, as modified with respect to the Specified Increasing Bank pursuant to Annex I-B hereto, as applicable; and

WHEREAS, the Borrowers have requested that the Banks, the Administrative Agent and the Issuing Banks modify the Credit Agreement as provided herein, and the Administrative Agent, the Issuing Banks, and the Banks party hereto, which constitute the Majority Banks, have agreed to do so subject to the terms and conditions of this Sixth Amendment; and

WHEREAS, the Borrowers, the Administrative Agent, the Banks party hereto, and the Issuing Banks wish to execute this Sixth Amendment to evidence such agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers, the Administrative Agent, the Banks, and the Issuing Banks party hereto hereby agree as follows:

Section 1.              Commitment Increase; New Banks.

(a)                                 Pursuant to Section 2.19 of the Credit Agreement and on the Effective Date, the aggregate Commitments of the Banks are hereby increased from $2,002,500,000 to $2,340,428,571.40.  Each Affected Bank (other than the Specified Increasing Bank (as defined below)) agrees and acknowledges that its Commitment shall, automatically and without further action, upon satisfaction of the conditions precedent set forth in Sections 6 and 7, be in the amount, and have the Termination Date, in each case set forth next to its name on the Commitment Schedule attached as Annex I-A hereto.  The Specified Increasing Bank agrees and acknowledges that its Commitment, as of the Effective Date, shall be as set forth next to its name on the Commitment Schedule attached as Annex 1-A hereto.

(b)                                 Pursuant to Section 2.19 of the Credit Agreement and subject to the occurrence of the Effective Date, on the Termination Date applicable to Goldman Sachs Bank USA (the “Specified Increasing Bank”, and such Termination Date, the “Specified Increase Effective Date”), the Specified Increasing Bank hereby agrees and acknowledges that its Commitment shall, automatically on the Specified Increase Effective Date and without further action, be in the amount, and have the Termination Date, in each case set forth next to its name on the schedule attached as Annex I-B hereto.

(c)                                  The parties to this Sixth Amendment hereby waive all notices required in connection with such increase to the aggregate Commitments pursuant to Section 2.19 of the Credit Agreement as described in this Section 1.

(d)                                 Each New Bank is hereby added to the Credit Agreement as a Bank, and it agrees to be bound by all the terms and provisions of the Credit Agreement and the other Loan Documents binding on a Bank.  Each New Bank (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Section 4.04 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Sixth Amendment and become party to the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Issuing Banks, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, any of the other Loan Documents or any other instrument or document; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Loan Documents under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.  By their execution of this Sixth Amendment, the Parent, the Issuing Banks, and the Administrative Agent hereby consent to the addition of each New Bank, as and to the extent required under the Credit Agreement, including without limitation Section 2.19(a) of the Credit Agreement.

Section 2.                                           Effective Date Amendments to Credit Agreement.  On the Effective Date (but after giving effect to the increase of aggregate Commitments in Section 1(a) above), the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Security Industry and Financial Markets Association.

“Beneficial Ownership Regulation” mean 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Ensco Reference Rig” means, with respect to any Rowan Adjusted Rig, each Rig listed as an “Ensco Reference Rig” for such Rowan Adjusted Rig on Schedule III.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase Price Adjustment” means, with respect any Rowan Adjusted Rig, the amount of any writedown in the net book value of such Rowan Adjusted Rig caused by the application of GAAP purchase price accounting methods in connection with the Rowan Transaction.

“Rowan Adjusted Rig” means each Rig listed as a “Rowan Rig” on Schedule III.

“Rowan Parent” means Rowan Companies plc, an English public limited company.

“Rowan Transaction” means the acquisition of the entire issued and to be issued ordinary share capital of the Rowan Parent by the Parent or its nominee pursuant to the terms and conditions set forth in that certain Transaction Agreement dated as of October 7, 2018 (as amended by that certain Deed of Amendment No. 1 to Transaction Agreement dated as of January 28, 2019 and as may be further amended, the “Rowan Transaction Agreement”), as in effect on the Sixth Amendment Effective Date and the Scheme of Arrangement (as defined in and in substantially the form attached to the Rowan Transaction Agreement as in effect on the Sixth Amendment Effective Date).

“Sixth Amendment” means that certain Commitment Increase Agreement and Sixth Amendment to Fourth Amended and Restated Credit Agreement dated as of April 9, 2019 but effective as of the Sixth Amendment Effective Date, by and among the Borrowers, the Guarantors party thereto, the Banks party thereto, the Administrative Agent, and the Issuing Banks.

“Sixth Amendment Effective Date” means the “Effective Date” as defined in the Sixth Amendment.

(b)                                 The definition of “Commitment Schedule” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text reading “the Fifth Amendment Effective Date” with text reading “the Sixth Amendment Effective Date”.

(c)                                  The definition of “Hedge Counterparty” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text reading “any Loan Party” with text reading “the Parent or any of its Subsidiaries”.

(d)                                 The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, each Note (if any), each Guaranty (if any), each L/C Related Document, the Fee Letters, each subordination agreement referenced in clause (d) of “Permitted Debt”, and all other documents or instruments executed and delivered in connection with this Agreement which the Administrative Agent and the Borrowers designate in writing as a “Loan Document.”

(e)                                  The definition of “Permitted Debt” in Section 1.01 of the Credit Agreement is hereby amended by restating clauses (d) and (n) thereof to read as follows:

(d)                                 Debt owing to the Parent or any Restricted Subsidiary; provided that, any such Debt owing by a Loan Party to a non-Loan Party Restricted Subsidiary shall be subordinated to the Obligations pursuant to a Guaranty or other written agreement, as applicable, executed by such Loan Party and such non-Loan Party Restricted Subsidiary on terms reasonably satisfactory to the Administrative Agent;

(n)                                 any other Debt of the Restricted Subsidiaries, provided (i) the Parent has demonstrated Pro Forma Compliance upon the incurrence of any such Debt if such incurrence would constitute a Pro Forma Compliance Event, (ii) no Default or Event of Default exists at the time of the incurrence of such Debt, nor would such result therefrom and (iii) the aggregate principal amount of such Debt of the Restricted Subsidiaries (excluding all such Debt permitted under clauses (a) through (m) above) outstanding shall not exceed, at the time of any incurrence thereof, (A) the lesser of (1) $1,000,000,000 and (2) 10% of Consolidated Tangible Net Worth as of the last day of the most recently ended fiscal quarter for which financial statements are available, minus (B) the aggregate amount of all obligations (other than Debt incurred pursuant to this clause (n)) secured by Liens incurred and outstanding pursuant to clause (p) of the definition of “Permitted Liens”.

(f)                                   The definition of “Permitted Liens” in Section 1.01 of the Credit Agreement is hereby amended by restating clause (p) thereof to read as follows:

(p)                                 Any Liens on the Property of the Parent and the Restricted Subsidiaries not permitted in clauses (a) through (o) above; provided that (i) the Parent has demonstrated Pro Forma Compliance upon the incurrence of any such Lien if such incurrence would constitute a Pro Forma Compliance Event, (ii) the aggregate outstanding principal amount of Debt secured by all such Liens does not exceed, at the time of incurrence thereof, (A) the lesser of (1) $1,000,000,000 and (2) 10% of Consolidated Tangible Net Worth as of the last day of the most recently ended fiscal quarter for which financial statements are available, minus (B) the aggregate outstanding amount of unsecured Debt incurred pursuant to clause (n) of the definition of “Permitted Debt”.

(g)                                  The definition of “Responsible Person” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Responsible Person” means any of the president, any vice president, any senior vice president, any executive vice president, the chief executive officer, the chief financial officer, or controller, as the case may be, of a Borrower and any other representatives of a Borrower as may be designated by any one of the foregoing Persons with the consent of the Administrative Agent.

(h)                                 The definition of “Rig Value” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Rig Value” means (a) with respect to any Rig (other than the Atwood Archer, the Atwood Admiral, the Atwood Achiever, and the Atwood Advantage), the net book value (determined in accordance with GAAP) of such Rig, as reflected in the Parent’s balance sheet and (b) with respect to each of the Atwood Archer, the Atwood Admiral, the Atwood Achiever, and the Atwood Advantage, the average of the net book values (determined in accordance with GAAP) of the DS-9 Rig and the DS-10 Rig, as reflected in the Parent’s balance sheet; provided that, with respect to the determination of the Rig Value of any Rig acquired after the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b), the Rig Value of such Rig shall be as reasonably agreed by the Parent and the Administrative Agent; and provided further that, with respect to any measurement date on or after the Sixth Amendment Effective Date, (x) the Rig Value for any Rowan Adjusted Rig shall be calculated as the net book value (determined in accordance with GAAP) of such Rowan Adjusted Rig, as reflected in the Parent’s balance sheet plus the Purchase Price Adjustment and (y) the Rig Value of each Rowan Adjusted Rig shall be reduced by (i) an amount (not to exceed the amount of the Purchase Price Adjustment) equal to any impairment or other reduction to the Rig Value for the Ensco Reference Rig for such Rowan Adjusted Rig (or if such Rowan Adjusted Rig has more than one Ensco Reference Rig, by an amount (not to exceed the amount of the Purchase Price Adjustment) equal to the average of the impairments or other reductions to the Rig Values for all of the Ensco Reference Rigs for such Rowan Adjusted Rig), in each case, since the last determination of Rig Value for such Rowan Adjusted Rig and (ii) the applicable cumulative amortization of the Purchase Price Adjustment, determined by applying the applicable useful life for each Rowan Adjusted Rig.  If at any time following the Sixth Amendment Effective Date, a Rowan Adjusted Rig shall incur an impairment which is reflected in the Parent’s balance sheet, the Rig Value for such Rowan Adjusted Rig shall be calculated as the net book value (determined in accordance with GAAP) of such Rig, as reflected in the Parent’s balance sheet without further adjustment.

(i)                                     Section 1.03 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section 1.03:

Notwithstanding the foregoing or any other provision contained herein or any other Loan Document, any lease (or similar arrangement) that would have been characterized, classified or reclassified as an operating lease in accordance with GAAP prior to the date of the Parent’s adoption of Accounting Standards Codification 842 (or any other Accounting Standards Codification having a similar result or effect) (and related interpretations) (whether or not such lease was in effect on such date) shall be deemed not to constitute a capital lease, and any such lease shall be, for all purposes of this Agreement, treated as though it were reflected on the Parent’s consolidated financial statements in the same manner as an operating lease would have been reflected prior to the Parent’s adoption of Accounting Standards Codification 842.

(j)                                    Article I of the Credit Agreement is hereby amended by adding the following new Section 1.05:

SECTION 1.05                Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(k)                                 Section 2.02(a) of the Credit Agreement is hereby amended by replacing the text reading “whether, after giving effect to such Borrowing, the aggregate amount of Available Cash would exceed $150,000,000” with text reading “whether, after giving effect to such Borrowing, the aggregate amount of Available Cash would exceed $200,000,000”.

(l)                                     Section 2.09(b)(ii) of the Credit Agreement is hereby amended by replacing each reference to “$150,000,000” with “$200,000,000”.

(m)                             Section 2.19(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 Request for Increase; Additional Banks.  After the Sixth Amendment Effective Date, provided that (i) there has been no Material Adverse Effect since the date of the most recently delivered financial statements under Section 5.01(b), (ii) no Event of Default then exists, and (iii) no Event of Default would result therefrom, upon notice to the Administrative Agent, the Parent may from time to time request and effectuate increases in the aggregate Commitments that terminate on the latest Termination Date by an amount not to exceed $250,000,000 in the aggregate over the term of this Agreement, without the consent of any Bank (other than a Bank that is increasing its Commitment in connection with such request) by adding to this Agreement one or more financial institutions as Banks or by allowing one or more existing Banks to increase their respective Commitments; provided that (w) any such increase shall be in a minimum amount of, and in increments of, $10,000,000, (x) no Bank shall have any obligation to increase its Commitment, (y) each new Bank providing a Commitment as part of any increase shall be satisfactory to the Administrative Agent and the Issuing Banks, which approval shall not be unreasonably withheld, delayed or conditioned, and (z) any incremental Commitments provided pursuant to this Section 2.19 must have a maturity that is not earlier than the latest Termination Date.

(n)                                 Section 3.02 of the Credit Agreement is hereby amended by restating clauses (c) and (d) thereof to read as follows:

(c)                                  After giving pro forma effect to such Advance and any transactions anticipated to occur in the period of five Business Days following the date thereof, the aggregate amount of Available Cash shall not exceed $200,000,000;

(d)                                 If the aggregate amount of Available Cash would exceed $200,000,000 after giving effect to such Advance, excluding the effect of any other transactions that have not occurred prior to or simultaneously with such Advance, then the Administrative Agent shall have received a Use of Proceeds Certificate from the relevant Borrower with respect to such Advance;

(o)                                 Section 4.17(a) of the Credit Agreement is hereby amended by restating the first sentence thereof to read as follows:

As of the Sixth Amendment Effective Date, Schedule 4.17 contains an accurate list of all Rigs owned or leased by the Parent or any of its Subsidiaries.  As of the Sixth Amendment Effective Date, the Loan Parties and each of the Material Subsidiaries are qualified to own each Rig as being owned by such Person under the laws of the jurisdiction where such Rig is flagged as of the Sixth Amendment Effective Date.

(p)                                 Article IV of the Credit Agreement is hereby amended by adding the following new Section 4.21:

SECTION 4.21                Beneficial Ownership Certification.  As of the Sixth Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered by or on behalf of any Borrower to a Bank on or before the Sixth Amendment Effective Date is true and correct in all respects.

(q)                                 Section 5.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.13                Post-Closing Covenant.

(a)                                 Within 60 days following the Sixth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrowers shall deliver, or cause to be delivered, the following:

(i)                                    Guaranties duly executed and delivered by a Responsible Person of Subsidiaries of the Parent and Eligible Local Content Entities, as applicable, to the extent necessary to ensure that the Borrowers are in compliance with the requirements set forth in Section 5.11 and pro forma compliance with each Guarantee Ratio Covenant as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 5.01(a) or (b), after giving pro forma effect to the Rowan Transaction;

(ii)                                a certificate of the Secretary or an Assistant Secretary (or other officer or manager reasonably acceptable to the Administrative Agent) of each Guarantor executing a Guaranty in connection with this Section 5.13 certifying (i) the resolutions of the governing body of such Guarantor approving the Loan Documents to which it is a party, and the transactions contemplated thereby, in each case evidencing any necessary company action, (ii) the name and true signature of an agent or agents of such Guarantor authorized to sign each Loan Document to which such Guarantor is a party and the other documents to be delivered hereunder or thereunder, and (iii) attached true and correct copies of the Certificate of Formation and Limited Liability Company Agreement (or corresponding organizational documents) of such Guarantor;

(iii)                            with respect to each Guarantor executing a Guaranty in connection with this Section 5.13, certificates of existence, good standing and qualification or such corresponding certificates or other documents from officials or agencies of such Guarantor’s jurisdiction of organization or incorporation as the Administrative Agent reasonably requests;

(iv)                              favorable opinions of counsel for each Guarantor executing a Guaranty in connection with this Section 5.13, in form and substance, and covering such matters as are, reasonably satisfactory to the Administrative Agent;

(v)                                  if any Guarantor delivering a Guaranty in connection with this Section 5.13 is not organized under the laws of a State of the United States of America, evidence of appointment by such Guarantor of the Process Agent as its domestic process agent in accordance with Section 9.14;

(vi)                              a compliance certificate signed by the chief financial officer or chief executive officer (or its equivalent) (or other duly authorized financial officer of the Parent as agreed by the Administrative Agent) of the Parent dated as of the date of such Guaranties with respect to the Guarantee Ratio Covenants, in substantially the form of Exhibit D reflecting pro forma compliance with the Guarantee Ratio Covenants, determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 5.01(a) or (b); and

(viii)                      such other documentation or information as is reasonably requested by the Administrative Agent.

(b)                                 Within 30 days following the Sixth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrowers shall deliver, or cause to be delivered, a certificate of the Parent signed by a Responsible Person of the Parent attaching, and certifying as to the accuracy as of the date thereof of, an updated report in form and substance reasonably acceptable to the Administrative Agent, setting forth, with respect to each Rowan Adjusted Rig, (A) the Purchase Price Adjustment applicable to such Rig, (B) the net book value of such Rig, (C) the remaining useful life of such Rig, and (D) the amortization schedule for such Purchase Price Adjustment, in each case as of such date of delivery.

(c)                                  Together with the compliance certificate delivered pursuant to Section 5.01(a) for the first fiscal quarter ended after the Rowan Transaction, the Borrowers shall deliver, or shall cause to be delivered, a certificate of the Parent signed by a Responsible Person of the Parent attaching, and certifying as to the accuracy of, an updated Schedule 4.20 as of as of the last day of such fiscal quarter giving pro forma effect to the Rowan Transaction and otherwise in form and substance reasonably acceptable to the Administrative Agent.  Such updated Schedule 4.20 shall be deemed to replace the Schedule 4.20 in effect immediately prior to delivery of the certificate described herein.

(r)                                    Article V of the Credit Agreement is hereby amended by adding the following new Section 5.14:

SECTION 5.14                KYC and Beneficial Ownership Regulation.  Promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Bank for purposes of compliance with applicable “know your customer” requirements under the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Beneficial Ownership Regulation, or other applicable anti-money laundering laws.

(s)                                   Section 6.01(b)(i) of the Credit Agreement is hereby amended by replacing the text reading “less than 3.00 to 1.00” therein with text reading “less than 3.25 to 1.00”.

(t)                                    Section 6.01(b)(ii) of the Credit Agreement is hereby amended by replacing the text reading “less than 85%” therein with text reading “less than 80%”.

(u)                                 Section 6.12(a) of the Credit Agreement is hereby amended by removing the “and” at the end of clause (ii) thereof, renumbering the existing clause (iii) as clause (iv) and adding a new clause (iii) thereto as follows:

(iii)                            the Parent may pay cash in lieu of fractional shares in connection with any transaction permitted hereunder, in an aggregate amount not to exceed $1,500,000 over the term of this Agreement; and

(v)                                 Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.16:

SECTION 8.16                Certain ERISA Matters.

(a)                                 Each Bank (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent, the Joint Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i)                                    such Bank is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Advances, the Letters of Credit or the Commitments,

(ii)                                the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Bank’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement,

(iii)                            (A) such Bank is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Bank to enter into, participate in, administer and perform the Advances, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-

sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Bank, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Bank’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement, or

(iv)                              such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Bank.

(b)                                 In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Bank or (2) a Bank has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Bank further (x) represents and warrants, as of the date such Person became a Bank party hereto, to, and (y) covenants, from the date such Person became a Bank party hereto to the date such Person ceases being a Bank party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Bank involved in such Bank’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(w)                               Section 9.02(a) of the Credit Agreement is hereby amended by restating the third block of notice information therein to read as follows:

With a copy to:

Citibank, N.A.

811 Main Street, Suite 4000

Houston,  Texas 77002

Attention:  Derrick Lenz

Telephone:  (713) 821-4832

Facsimile:  (281) 274-9369

Email:  derrick.lenz@citi.com

(x)                                 The Commitment Schedule to the Credit Agreement is hereby replaced in its entirety with Annex I-A hereto, which such Commitment Schedule will be deemed to be automatically updated to reflect the Commitment of the Specified Increasing Bank as described on Annex I-B hereto, on and after giving effect to the Specified Increase Effective Date.

(y)                                 Schedule II (Closing Date Rigs) to the Credit Agreement is hereby replaced in its entirety with Schedule II hereto.

(z)                                  The attached Schedule III (Reference Rigs for Rowan Adjusted Rigs) is hereby added as Schedule III to the Credit Agreement.

(aa)                          Schedule 4.17 (Rigs) to the Credit Agreement is hereby replaced in its entirety with Schedule 4.17 hereto.

(bb)                          Exhibit A (Notice of Borrowing) to the Credit Agreement is hereby replaced in its entirety with Exhibit A hereto.

(cc)                            Exhibit D (Compliance Certificate) to the Credit Agreement is hereby replaced in its entirety with Exhibit D hereto.

Section 3.                                           Specified Increase Effective Date Amendments to Credit Agreement.  On the Specified Increase Effective Date (after giving effect to the increase of aggregate Commitments described in Section 1(b) above), the Credit Agreement shall be amended as follows:

(a)                                 The definition of “Commitment Schedule” in Section 1.01 of the Credit Agreement shall be hereby amended by replacing the text reading “the Sixth Amendment Effective Date” with text reading “September 30, 2019”.

(b)                                 The Commitment Schedule to the Credit Agreement shall be automatically amended to reflect (i) the Commitment of the Specified Increasing Bank as described on Annex I-B and (ii) for the avoidance of doubt, any other modifications to the Commitments that have occurred in accordance with the terms of the Credit Agreement since the Effective Date.

Section 4.                                           Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its Obligations under the Guaranty to which it is a party are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (as such term may have been amended by this Sixth Amendment) in accordance with the terms of such Guaranty, and its execution and delivery of this Sixth Amendment does not indicate or establish an approval or consent requirement by such Guarantor under such Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.                                           Representations True; No Default.  Each of the Loan Parties represents and warrants that:

(a)                                 this Sixth Amendment has been duly authorized, executed and delivered on its behalf, and the Credit Agreement, as amended by this Sixth Amendment, and the other Loan Documents to which it is a party, constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;

(b)                                 the representations and warranties of such Loan Party contained in Article IV of the Credit Agreement and in the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than (i) those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date and (ii) those representations and warranties that are by their terms subject to a materiality qualifier, which representations and warranties are true and correct in all respects); and

(c)                                  before and after giving effect to this Sixth Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

Section 6.                                           Signing.  The date that each of the conditions precedent set forth in this Section 6 is satisfied shall be the “Signing Date” as such term is used in this Sixth Amendment:

(a)                                 the Administrative Agent (or its counsel) has received the following:

(i)                                     counterparts of this Sixth Amendment duly and validly executed and delivered by duly authorized officers of:

A.                                    each Loan Party;

B.                                    the Administrative Agent;

C.                                    each Issuing Bank;

D.                                    the Majority Banks; and

E.                                     each Affected Bank;

(ii)                                  Affected Banks agreeing, by executing and delivering their signature pages to this Sixth Amendment, to increase their Commitments by an aggregate amount of at least $200,000,000 and all of such increased Commitments shall have a Termination Date of September 30, 2022 (in each case, after giving effect to this Sixth Amendment and pro forma effect to the Specified Increase Effective Date);

(iii)                               a certificate of each Loan Party dated as of the Signing Date signed by a director or Responsible Person of such Loan Party certifying (A) resolutions adopted by the governing body of such Loan Party attached thereto approving or consenting to this Sixth Amendment and the transactions contemplated hereby, in each case evidencing any necessary company action, (B) the name and true signature of an agent or agents of such Loan Party authorized to sign each Loan Document to which such Loan Party is a party and any other documents to be delivered under the Loan Documents, (C) attached true, correct and complete copies of the Bylaws and Articles of Incorporation (or corresponding organizational documents) of such Loan Party and (D) copies of all governmental approvals, if any, necessary for each Borrower to enter into this Sixth Amendment;

(iv)                              a certificate of the Parent dated as of the Signing Date signed by a Responsible Person of the Parent certifying that, before and after giving effect to this Sixth Amendment, (A) the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, which shall be true and correct in all respects) on and as of the Signing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, which shall be true and correct in all respects) as of such earlier date, and except that, for purposes of this Sixth Amendment, the representations and warranties contained in clauses (a) and (b) of Section 4.04 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (b) and (a), respectively, of Section 5.01 of the Credit Agreement, (B) there has been no Material Adverse Effect since December 31, 2018, and (C) no Default or Event of Default exists;

(b)                                 the Borrowers shall have delivered a report in form and substance reasonably acceptable to the Administrative Agent, setting forth, with respect to each Rowan Adjusted Rig, (A) the estimated Purchase Price Adjustment applicable to such Rig, (B) the estimated net book value of such Rig, (C) the estimated remaining useful life of such Rig, and (D) the estimated amortization schedule for such Purchase Price Adjustment, in each case as of such date of delivery;

(c)                                  at least five Business Days prior to the Signing Date, each Borrower, if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in Section 2 above), shall deliver to each Bank that so requests, a Beneficial Ownership Certification (as defined in Section 2 above) in relation to such Borrower; and

(d)                                 the Borrowers shall have paid (i) all reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent which are payable pursuant to Section 9.04 of the Credit Agreement to the extent invoiced one Business Day prior to the Signing Date and (ii) all fees, costs and expenses which are payable on the Signing Date pursuant to any fee letter or other written agreement executed in connection with this Sixth Amendment;

Section 7.                                           Effectiveness.  Subject to the last paragraph of this Section 7, this Sixth Amendment shall become effective, the Commitments shall be increased as set forth in Section 1(a) above (understanding that, for the avoidance of doubt, the Commitments of the Specified Increasing Bank shall be modified after the Effective Date as set forth in Section 1(b) above), and the Credit Agreement shall be amended as provided in Section 2 above, in each case on the date upon which all of the following conditions precedent have been satisfied:

(a)                                 the occurrence of the Signing Date;

(b)                                 the Administrative Agent (or its counsel) has received the following:

(i)                                     a favorable legal opinion from Gibson, Dunn & Crutcher LLP, as U.S. and U.K. counsel to the Loan Parties, in such form and covering such matters as the Administrative Agent may reasonably request;

(ii)                                  a Note (or in the case of any existing Bank, an amended and restated Note) payable to each requesting Bank in the amount of its Commitment (after giving effect to the increase of Commitments in Section 1(a) above);

(iii)                               a certificate of each Loan Party dated as of the Effective Date (but immediately before giving effect to the Rowan Transaction) signed by a director or Responsible Person of such Loan Party certifying (A) resolutions adopted by the governing body of such Loan Party attached thereto approving or consenting to this Sixth Amendment and the transactions contemplated hereby, in each case evidencing any necessary company action (or a certification that such resolutions approving or consenting to this Sixth Amendment have not been modified, rescinded or amended since the Signing Date and are in full force and effect), (B) the name and true signature of an agent or agents of such Loan Party authorized to sign each Loan Document to which such Loan Party is a party and any other documents to be delivered under the Loan Documents, (C) attached true, correct and complete copies of the Bylaws and Articles of Incorporation (or corresponding organizational documents) of such Loan Party (or a certification that there have been no amendments to such organizational documents of such Loan Party since the Signing Date), and (D) copies of all governmental approvals, if any, necessary for each Borrower to enter into this Sixth Amendment (or a certification that there have been no changes to such governmental approvals since the Signing Date);

(iv)                              a certificate of the Parent dated as of the Effective Date signed by a Responsible Person of the Parent certifying that, (A) before and after giving effect to this Sixth Amendment, (1) the representations and warranties contained in Article IV of the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, which shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, which shall be true and correct in all respects) as of such earlier date, and except that, for purposes of this Sixth Amendment, the representations and warranties contained in clauses (a) and (b) of Section 4.04 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (b) and (a), respectively, of Section 5.01 of the Credit Agreement, (2) there has been no Material Adverse Effect since December 31, 2018, and (3) no Default or Event of Default exists, (B) based on estimated, unaudited, pro forma financial statements, the Borrowers are in pro forma compliance with the financial covenant set forth in Section 6.01(a) of the Credit Agreement after giving effect to the Rowan Transaction, and (C) the Rowan Transaction (as defined in Section 2 above) has been consummated in all material respects on or prior to July 31, 2019 in accordance with the terms and conditions of the Rowan Transaction Agreement (as defined in Section 2 above), as such Transaction Agreement was publicly filed on October 7, 2018 and amended by that certain Deed of Amendment No. 1 to

Transaction Agreement dated as of January 28, 2019, and as otherwise amended in any manner not materially adverse to the Banks;

(v)                                 the Rowan Transaction shall have been consummated on or prior to July 31, 2019 in accordance with the terms and conditions of the Rowan Transaction Agreement and the Scheme of Arrangement;

(vi)                              evidence reasonably satisfactory to the Administrative Agent that the payoff and termination of the Credit Agreement dated as of May 22, 2018, among RDC Holdings Luxembourg S.à r.l., as borrower, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, has been consummated such that all amounts outstanding thereunder have been paid, all commitments thereunder have been terminated, all letters of credit issued thereunder have been terminated, expired, cash collateralized or other arrangements acceptable to the applicable issuing bank with respect thereto have been made, as applicable, and any liens granted in connection therewith have been released;

(vii)                           evidence reasonably satisfactory to the Administrative Agent that the payoff and termination of the Amended and Restated Credit Agreement dated as of January 23, 2014, among Rowan Companies, Inc., as borrower, the lenders party thereto and Wilmington Trust, National Association, as administrative agent, has been consummated such that all amounts outstanding thereunder have been paid, all commitments thereunder have been terminated, all letters of credit issued thereunder have been terminated, expired, cash collateralized or other arrangements acceptable to the applicable issuing bank with respect thereto have been made, as applicable, and any liens granted in connection therewith have been released; and

(viii)                        certificates of existence, good standing and qualification from appropriate state officials, or corresponding certificates or other documents from relevant officials or agencies, as the Administrative Agent reasonably requests with respect to each Loan Party;

(c)                                  at least five Business Days prior to the Effective Date, each Borrower, if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as defined in Section 2 above), shall deliver to each Bank that so requests, a Beneficial Ownership Certification (as defined in Section 2 above) in relation to such Borrower; and

(d)                                 the Borrowers shall have paid all fees, costs and expenses which are payable pursuant to Section 9.04 of the Credit Agreement (including all reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) or any other provision of a Loan Document to the extent invoiced one Business Day prior to the Effective Date, or any fee letter or other written agreement executed in connection with this Sixth Amendment.

The “Effective Date” shall be the date on which all of the conditions precedent set forth in this Section 7 have been satisfied, but only to the extent such conditions have been satisfied by 5:00 p.m. (Eastern Time) on July 31, 2019 (the “Amendment Termination Date”).  If the Effective Date has not occurred by the Amendment Termination Date, then on the

Amendment Termination Date, each of (a) the amendments to the Credit Agreement set forth in Section 2 above, (b) the increase of Commitments in Section 1(a) above, (c) the modification in Commitments in Section 1(b) above, and (d) all other provisions of this Sixth Amendment (including without limitation the modification of Commitments in Section 1(b) above) shall be null and void and of no force and effect.

Section 8.                                           Miscellaneous Provisions.

(a)                                 From and after the execution, delivery, and effectiveness of this Sixth Amendment as set forth in Sections 6 and 7 above, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.  Each Loan Party hereby agrees and acknowledges that the Administrative Agent, the Issuing Banks, and the Banks require and will require strict performance by such Loan Party of all of its respective obligations, agreements and covenants contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party (including any action or circumstance which is prohibited or limited during the existence of a Default or Event of Default), and no inaction or action by the Administrative Agent, any Issuing Bank, or any Bank regarding any Default or Event of Default is intended to be or shall be a waiver thereof.  Each Loan Party hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to the Administrative Agent, any Issuing Bank, or any Bank in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

(b)                                 The Administrative Agent, the Issuing Banks, and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Sixth Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, any Issuing Bank, or any Bank with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank, or any Bank to collect the full amounts owing to them under the Loan Documents.

(c)                                  The Credit Agreement and this Sixth Amendment shall be read and construed as one and the same instrument; provided that no provision of this Sixth Amendment may be waived or modified without the consent of all parties hereto.

(d)                                 Any reference in any of the Loan Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this Sixth Amendment.

(e)                                  This Sixth Amendment is a Loan Document for purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of the representations, warranties, and covenants under this Sixth Amendment may be a Default or an Event of Default under the Loan Documents.

(f)                                   This Sixth Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(g)                                  This Sixth Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h)                                 The headings herein shall be accorded no significance in interpreting this Sixth Amendment.

Section 9.                                           Binding Effect.  This Sixth Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Banks, the Issuing Banks and the Administrative Agent and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

ENSCO PLC

By:	/s/ Evelyn Nordin
Name:	Evelyn Nordin
Title:	Vice President and Treasurer

PRIDE INTERNATIONAL LLC

By:	/s/ Derek Sample
Name:	Derek Sample
Title:	President

GUARANTORS:

ENSCO JERSEY FINANCE LIMITED

By:	/s/ Jonathan H. Baksht
Name:	Jonathan H. Baksht
Title:	Director

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

ALPHA ACHIEVER COMPANY
ENSCO OCEAN 2 COMPANY
ENSCO OFFSHORE INTERNATIONAL COMPANY
ENSCO OVERSEAS LIMITED
ENSCO MANAGEMENT CORP.
PRIDE GLOBAL II LTD.

Each By:	/s/ Derek A. Sangster
Name:	Derek A. Sangster
Title:	Director

ENSCO GLOBAL GMBH
ENSCO INTERCONTINENTAL GMBH
ENSCO WORLDWIDE GMBH

Each By:	/s/ Derek A. Sangster
Name:	Derek A. Sangster
Title:	Chairman

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

BANKS AND ISSUING BANKS:

CITIBANK, N.A., as a Bank and an Issuing Bank

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

CITICORP NORTH AMERICA, INC., as an Affected Bank

By:	/s/ Maureen P. Maroney
Name:	Maureen P. Maroney
Title:	Vice President

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

DNB CAPITAL LLC, as an Affected Bank

By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	First Vice President

By:	/s/ Jessika Larsson
Name:	Jessika Larsson
Title:	Vice President

DNB BANK ASA, NEW YORK BRANCH, as an Issuing Bank

By:	/s/ Philippe Wulfers
Name:	Philippe Wulfers
Title:	First Vice President

By:	/s/ Jessika Larsson
Name:	Jessika Larsson
Title:	Vice President

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Affected Bank and an Issuing Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

DEUTSCHE BANK AG NEW YORK BRANCH, as an Affected Bank and an Issuing Bank

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

HSBC BANK USA, N.A., as an Affected Bank and an Issuing Bank

By:	/s/ Balaji Rajgopal
Name:	Balaji Rajgopal
Title:	Director

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

BANK OF AMERICA, N.A., as an Affected Bank

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

MUFG BANK, LTD., as a Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

MIZUHO BANK, LTD., as a Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

BNP PARIBAS, as a Bank

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

GOLDMAN SACHS BANK USA, a Specified Increasing Bank

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

MORGAN STANLEY SENIOR FUNDING, INC., as a Bank

By:	/s/ John Kuhns
Name:	John Kuhns
Title:	Vice President

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

STANDARD CHARTERED BANK, as a Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

BANK OF CHINA, NEW YORK BRANCH, as a Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Bank

By:	/s/ Elisabeth Vesseler, Per Olav Butcher-Johannessen
Name:	Elisabeth Vesseler
Title:	Attorney-at-law

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

NIBC BANK N.V., as a Bank

By:	/s/ Aitlde Ridder
Name:	Aitlde Ridder
Title:	Associate Director

By:	/s/ Sven de Veij
Name:	Sven de Veij
Title:	Managing Director

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

BARCLAYS BANK PLC, as a New Bank

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

M&T BANK, as a New Bank

By:	/s/ Edward Tierney
Name:	Edward Tierney
Title:	Senior Vice President

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

BANC OF AMERICA CREDIT PRODUCTS INC., as a Bank

By:
Name:
Title:

Signature Page to Commitment Increase Agreement and Sixth Amendment (Ensco)

ANNEX I-A

COMMITMENTS

(As of the Sixth Amendment Effective Date)

Bank	Commitment	Termination Date
Citibank, N.A.	$191,250,000.00	September 30, 2022
Citicorp North America, Inc.	$43,750,000.00	September 30, 2022
DNB Capital LLC	$241,250,000.00	September 30, 2022
HSBC Bank USA, N.A.	$220,000,000.00	September 30, 2022
Deutsche Bank AG New York Branch	$216,250,000.00	September 30, 2022
Bank of America, N.A.	$178,000,000.00	September 30, 2022
BNP Paribas	$153,000,000.00	September 30, 2022
Barclays Bank PLC	$90,428,571.40	September 30, 2022
Morgan Stanley Senior Funding, Inc.	$80,750,000.00	September 30, 2022
M&T Bank	$75,000,000.00	September 30, 2022
Skandinaviska Enskilda Banken AB (publ)	$50,000,000.00	September 30, 2022
NIBC Bank N.V.	$40,000,000.00	September 30, 2022
Bank of China, New York Branch	$42,500,000.00	September 30, 2020
Wells Fargo Bank, National Association	$191,250,000.00	September 30, 2019
Mizuho Bank, Ltd.	$153,000,000.00	September 30, 2019
MUFG Bank, Ltd.	$153,000,000.00	September 30, 2019
Goldman Sachs Bank USA	$80,750,000.00	September 30, 2019
Standard Chartered Bank	$72,250,000.00	September 30, 2019
Australia and New Zealand Banking Group Limited	$42,500,000.00	September 30, 2019
Banc of America Credit Products Inc.	$25,500,000.00	September 30, 2019
Total:	$2,340,428,571.40	—

Annex I-A to Commitment Increase Agreement and Sixth Amendment (Ensco)

ANNEX I-B

COMMITMENTS OF SPECIFIED INCREASING BANK

(As of the Specified Increase Effective Date)

Bank	Commitment	Termination Date
Goldman Sachs Bank USA	$75,000,000	September 30, 2022
Total:	$75,000,000	—

Annex I-B to Commitment Increase Agreement and Sixth Amendment (Ensco)

SCHEDULE II

CLOSING DATE RIGS

Owner	Rig Name
Ensco Global IV Ltd.	ENSCO 5004
Ensco Deepwater USA LLC	ENSCO 5006
Ensco Management Corp.	ENSCO 6002
ENSCO Global GmbH	ENSCO 8500
ENSCO Worldwide GmbH	ENSCO 8501
ENSCO Worldwide GmbH	ENSCO 8502
ENSCO Worldwide GmbH	ENSCO 8503
ENSCO Global GmbH	ENSCO 8504
ENSCO Worldwide GmbH	ENSCO 8505
ENSCO Worldwide GmbH	ENSCO 8506
Ensco Intercontinental GmbH	ENSCO DS-3
Ensco Ocean 1 Company	ENSCO DS-4
Ensco Intercontinental GmbH	ENSCO DS-5
Ensco Intercontinental GmbH	ENSCO DS-6
Pride Global II Ltd.	ENSCO DS-7
Ensco Intercontinental GmbH	ENSCO DS-8
ENSCO Global GmbH	ENSCO 72
ENSCO Global GmbH	ENSCO 71
ENSCO Offshore U.K. Limited	ENSCO 92
ENSCO Global GmbH	ENSCO 84
ENSCO Offshore International Company	ENSCO 88
ENSCO Offshore International Company	ENSCO 96
ENSCO Global GmbH	ENSCO 70
ENSCO Maritime Limited	ENSCO 54
ENSCO Global GmbH	ENSCO 87
ENSCO Offshore U.K. Limited	ENSCO 100
ENSCO Offshore International Company	ENSCO 76
ENSCO Overseas Limited	ENSCO 109
P.T. ENSCO Sarida Offshore	ENSCO 67
ENSCO Global GmbH	ENSCO 68
ENSCO Global GmbH	ENSCO 75
ENSCO Overseas Limited	ENSCO 101
ENSCO Global GmbH	ENSCO 102
ENSCO Offshore International Inc.	ENSCO 104
ENSCO (Barbados) Limited.	ENSCO 105
P.T. ENSCO Sarida Offshore	ENSCO 106
ENSCO Global GmbH	ENSCO 107
ENSCO Overseas Limited	ENSCO 108
ENSCO Global GmbH	ENSCO 120
ENSCO Global GmbH	ENSCO 121
ENSCO Global GmbH	ENSCO 122
Ensco Intercontinental GmbH	ENSCO 110
Ensco Intercontinental GmbH	ENSCO 140
Ensco Intercontinental GmbH	ENSCO DS-9
Ensco Ocean 2 Company	ENSCO DS-10
Ensco Intercontinental GmbH	ENSCO 141

ENSCO Global GmbH	ENSCO 123
Alpha Achiever Company	ENSCO DS-12
Alpha Archer Company	ENSCO DS-14
Alpha Admiral Company	ENSCO DS-13
Alpha Achiever Company	ENSCO DS-11
Ensco Intercontinental GmbH	ENSCO DPS-1
Ensco Intercontinental GmbH	ENSCO MS-1
Alpha Aurora Company	ENSCO 112
Alpha Achiever Company	ENSCO 111
Alpha Mako Company	ENSCO 113
Alpha Manta Company	ENSCO 114
Alpha Orca Company	ENSCO 115
Rowan Rigs S.a.r.l.	Rowan Renaissance
Rowan Rigs S.a.r.l.	Rowan Resolute
Rowan Rigs S.a.r.l.	Rowan Reliance
Rowan Rigs S.a.r.l.	Rowan Relentless
Green Turtle Limited	Rowan Middletown
Great White Shark Limited	Charles Rowan
Great White Shark Limited	Arch Rowan
Rowan California S.A.R.L.	Rowan California
Atlantic Maritime Services LLC	Rowan Gorilla IV
Ralph Coffman Luxembourg S.a.r.l	Rowan Gorilla V
Rowan Offshore Luxembourg (Dubai Branch)	Rowan Gorilla VI
Ralph Coffman Luxembourg S.a.r.l	Rowan Gorilla VII
Green Turtle Limited	Bob Palmer
Rowan Offshore(Gibraltar) Limited	Rowan Mississippi
Rowan Rigs S.a.r.l.	Ralph Coffman
Rowan Offshore Luxembourg (Dubai Branch)	Joe Douglas
Rowan Drilling (Gibraltar) Limited	Rowan EXL I
Rowan Drilling (Trinidad) Limited (Trinidad Branch)	Rowan EXL II
Rowan Offshore Luxembourg (Dubai Branch)	Rowan EXL III
Rowan Offshore Luxembourg (Dubai Branch)	Rowan EXL IV
Green Turtle Limited	Bess Brants
Green Turtle Limited	Earnest Dees
Rowan N-Class (Gibraltar) Limited	Rowan Viking
Rowan N-Class (Gibraltar) Limited	Rowan Stavanger
Rowan Rigs S.a.r.l.	Rowan Norway

Schedule II to Commitment Increase Agreement and Sixth Amendment (Ensco)

SCHEDULE III

REFERENCE RIGS FOR ROWAN ADJUSTED RIGS

Rowan Rig	Ensco Reference Rig
Rowan Renaissance	DS-9 & DS -10
Rowan Resolute	DS-9 & DS -10
Rowan Reliance	DS-9 & DS -10
Rowan Relentless	DS-9 & DS -10
Ralph Coffman	Ensco 120, 121 & 122
Joe Douglas	Ensco 120, 121 & 122
Rowan Mississippi	Ensco 120, 121 & 122
Rowan EXL III	E108, 109, & 110
Rowan EXL II	E108, 109, & 110
Rowan EXL I	E108, 109, & 110
Rowan EXL IV	E108, 109, & 110
Rowan Gorilla VI	Ensco 120, 121 & 122
Rowan Gorilla VII	Ensco 120, 121 & 122
Rowan Gorilla V	Ensco 120, 121 & 122
Bob Palmer	Ensco 120, 121 & 122

Schedule III to Commitment Increase Agreement and Sixth Amendment (Ensco)

SCHEDULE 4.17

RIGS

Owner	Rig Name
Ensco Global IV Ltd.	ENSCO 5004
Ensco Deepwater USA LLC	ENSCO 5006
Ensco Management Corp.	ENSCO 6002
ENSCO Global GmbH	ENSCO 8500
ENSCO Worldwide GmbH	ENSCO 8501
ENSCO Worldwide GmbH	ENSCO 8502
ENSCO Worldwide GmbH	ENSCO 8503
ENSCO Global GmbH	ENSCO 8504
ENSCO Worldwide GmbH	ENSCO 8505
ENSCO Worldwide GmbH	ENSCO 8506
Ensco Intercontinental GmbH	ENSCO DS-3
Ensco Ocean 1 Company	ENSCO DS-4
Ensco Intercontinental GmbH	ENSCO DS-5
Ensco Intercontinental GmbH	ENSCO DS-6
Pride Global II Ltd.	ENSCO DS-7
Ensco Intercontinental GmbH	ENSCO DS-8
ENSCO Global GmbH	ENSCO 72
ENSCO Global GmbH	ENSCO 71
ENSCO Offshore U.K. Limited	ENSCO 92
ENSCO Global GmbH	ENSCO 84
ENSCO Offshore International Company	ENSCO 88
ENSCO Offshore International Company	ENSCO 96
ENSCO Global GmbH	ENSCO 70
ENSCO Maritime Limited	ENSCO 54
ENSCO Global GmbH	ENSCO 87
ENSCO Offshore U.K. Limited	ENSCO 100
ENSCO Offshore International Company	ENSCO 76
ENSCO Overseas Limited	ENSCO 109
P.T. ENSCO Sarida Offshore	ENSCO 67
ENSCO Global GmbH	ENSCO 68
ENSCO Global GmbH	ENSCO 75
ENSCO Overseas Limited	ENSCO 101
ENSCO Global GmbH	ENSCO 102
ENSCO Offshore International Inc.	ENSCO 104
ENSCO (Barbados) Limited.	ENSCO 105
P.T. ENSCO Sarida Offshore	ENSCO 106
ENSCO Global GmbH	ENSCO 107
ENSCO Overseas Limited	ENSCO 108
ENSCO Global GmbH	ENSCO 120
ENSCO Global GmbH	ENSCO 121
ENSCO Global GmbH	ENSCO 122
Ensco Intercontinental GmbH	ENSCO 110
Ensco Intercontinental GmbH	ENSCO 140
Ensco Intercontinental GmbH	ENSCO DS-9
Ensco Ocean 2 Company	ENSCO DS-10
Ensco Intercontinental GmbH	ENSCO 141

ENSCO Global GmbH	ENSCO 123
Alpha Achiever Company	ENSCO DS-12
Alpha Archer Company	ENSCO DS-14
Alpha Admiral Company	ENSCO DS-13
Alpha Achiever Company	ENSCO DS-11
Ensco Intercontinental GmbH	ENSCO DPS-1
Ensco Intercontinental GmbH	ENSCO MS-1
Alpha Aurora Company	ENSCO 112
Alpha Achiever Company	ENSCO 111
Alpha Mako Company	ENSCO 113
Alpha Manta Company	ENSCO 114
Alpha Orca Company	ENSCO 115
Rowan Rigs S.a.r.l.	Rowan Renaissance
Rowan Rigs S.a.r.l.	Rowan Resolute
Rowan Rigs S.a.r.l.	Rowan Reliance
Rowan Rigs S.a.r.l.	Rowan Relentless
Green Turtle Limited	Rowan Middletown
Great White Shark Limited	Charles Rowan
Great White Shark Limited	Arch Rowan
Rowan California S.A.R.L.	Rowan California
Atlantic Maritime Services LLC	Rowan Gorilla IV
Ralph Coffman Luxembourg S.a.r.l	Rowan Gorilla V
Rowan Offshore Luxembourg (Dubai Branch)	Rowan Gorilla VI
Ralph Coffman Luxembourg S.a.r.l	Rowan Gorilla VII
Green Turtle Limited	Bob Palmer
Rowan Offshore(Gibraltar) Limited	Rowan Mississippi
Rowan Rigs S.a.r.l.	Ralph Coffman
Rowan Offshore Luxembourg (Dubai Branch)	Joe Douglas
Rowan Drilling (Gibraltar) Limited	Rowan EXL I
Rowan Drilling (Trinidad) Limited (Trinidad Branch)	Rowan EXL II
Rowan Offshore Luxembourg (Dubai Branch)	Rowan EXL III
Rowan Offshore Luxembourg (Dubai Branch)	Rowan EXL IV
Green Turtle Limited	Bess Brants
Green Turtle Limited	Earnest Dees
Rowan N-Class (Gibraltar) Limited	Rowan Viking
Rowan N-Class (Gibraltar) Limited	Rowan Stavanger
Rowan Rigs S.a.r.l.	Rowan Norway

Schedule 4.17 to Commitment Increase Agreement and Sixth Amendment (Ensco)

EXHIBIT A

NOTICE OF BORROWING

[See attached.]

Exhibit A to Commitment Increase Agreement and Sixth Amendment (Ensco)

EXHIBIT D

COMPLIANCE CERTIFICATE

[See attached.]

Exhibit D to Commitment Increase Agreement and Sixth Amendment (Ensco)